                                 EXHIBIT 10.2
                                 ------------

                             EMPLOYMENT AGREEMENT


      THIS AGREEMENT, made effective as of ________________, 1998, by and between FRONTIER NATIONAL CORPORATION ("Frontier") and HARRY I. BROWN, JR. (the "Executive").

      WHEREAS, the Executive has heretofore served as President and Chief Operating Officer of First National-America's Bank (the "Bank") and is experienced in all phases of the business of the Bank;

      WHEREAS, Frontier wishes to be assured of the continued services of the Executive, and the Executive is willing to serve in the employ of the Bank and Frontier on a full-time basis; and

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

      1.  Employment.  Frontier agrees to employ Executive as Chairman of the
          ----------
 Board and Chief Executive Officer and to cause Bank to continue the Executive in its employ as President and Chief Executive Officer, and the Executive agrees to such employment, for the period stated in paragraph 3 hereof and upon the other terms and conditions herein provided.

      2.  Responsibilities.  The Executive agrees to perform such services not
          ----------------
 inconsistent with his position as shall from time to time be assigned to him by the Board of Directors of Frontier or the Bank.

      3.  Term and Duties.
          ---------------

           (a) Term of Employment.  The initial term of employment under this
               ------------------
 Agreement shall be for the period commencing _______________, 1998, and on the fifth anniversary of such date. After each year under this Agreement, the Executive's period of employment shall be extended for one (1) year in addition to the original term unless 120 days prior to such year period, Frontier gives notice to the Executive that the term will not be so extended. Any earlier termination of employment by Frontier, which is subject to terms described further below, shall require a vote of 3/4ths of the Board of Directors of Frontier.

           (b) Duties.  During the period of his employment hereunder and except
               ------
 for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Executive shall devote his business time, attention, skill, and efforts to the faithful performance of his duties hereunder; provided, however, the Executive may, from time to time, serve, or continue to serve, on the boards of directors, of, and hold any other offices or positions in, companies or organizations, which do not present any material conflict of interest with

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

 Frontier or its subsidiaries, or unfavorably affect the performance of the Executive's duties pursuant to this Agreement, or will not violate any applicable statute or regulation.

      4.  Compensation and Reimbursement of Expenses.
          ------------------------------------------

           (a) Compensation.  Frontier agrees, or causes the Bank to pay the
               ------------
 Executive during the term of this Agreement a salary at the rate of $125,000 per annum; provided, that the rate of such salary shall be reviewed by the Board of Frontier not less often than annually. Such rate of salary, or increased rate of salary, if any, as the case may be, may be further increased (but not decreased) from time to time in such amounts as the Board of Frontier in its discretion may decide. Such salary shall be payable in accordance with the customary payroll practices of Frontier, but in no event less frequently than monthly.

           (b) Bonuses.  The Executive shall be entitled to participate in an
               -------
 equitable manner in any incentive bonus plan or program maintained by Frontier for senior executives of its subsidiaries. No other compensation provided for in this Agreement shall be deemed a substitute for the Executive's right to participate in such incentive bonus plan or program.

           (c) Director Fees.  To the extent Executive serves as a director of
               -------------
 Frontier or Bank, he shall also receive the board or committee fees payable to all board or committee members.

           (d) Reimbursement of Expenses.  The Bank shall pay or reimburse the
               -------------------------
 Executive for all reasonable travel and other expenses incurred by the Executive in the performance of his obligations under this Agreement. Frontier further agrees, or causes Bank, to provide the Executive with the full-time use of an automobile of a make and model selected by the Executive, not more than two years' old and commensurate with his position during his period of employment (or alternatively, a monthly car allowance of $600) and to reimburse the Executive for all initiation fees and dues associated with membership in professional, social, civic and service clubs which the Executive joins or has joined and which membership, in whole or part, furthers the interests of or promotes the interest of Frontier or assists the Executive in business relationships on behalf of Frontier.

      5.  Participation in Benefit Plans.
          ------------------------------

           (a) Except as otherwise provided in this Agreement, the payments provided in paragraphs 4, 7, and 9 hereof are in addition to any benefits to which the Executive may be, or may become, entitled under any general group hospitalization, health, dental care, or sick leave plan, life or other insurance or death benefit plan, or workmen's compensation, disability or social security, travel or accident insurance, or executive contingent compensation plan, including, without limitation, capital accumulation and termination pay programs, restricted stock or stock purchase plan, stock option plan, retirement income, tax-qualified retirement plan, supplemental pension plan (excess benefit plan), or other present or future group employee benefit plan or program of the Bank or Frontier for which general employees of the Bank or Frontier are or shall become eligible, and the Executive shall be eligible to receive during the period of his employment under this Agreement, and during any subsequent period for which he shall be entitled to receive payments from Frontier under paragraph 7 or paragraph 10, all fringe benefits and emoluments for which executive employees of the Bank and general employees of Frontier are eligible under every such plan or program to the extent permissible under the general terms and provisions of such plans or programs and in accordance with the provisions thereof.

           (b) Following his termination of employment (for any reason) with the Bank and Frontier at any time after attaining age 62, the Executive shall be entitled to receive all benefits generally provided to retirees by the Bank or Frontier, including, but not limited to, retiree medical coverage, if any, for the Executive and his spouse under the Frontier Group Medical Plan on the same terms as other Frontier retirees but without regard to any "length of service" requirement to establish eligibility for such retiree medical coverage.

      6.  Vacation and Sick Leave.  At such reasonable times as the Board of
          -----------------------
 Directors of Frontier shall in its discretion permit, the Executive shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment under this Agreement, all such voluntary absences to count as vacation time; provided that:

           (a) The Executive shall be entitled to annual vacation in accordance with the policies as periodically established by the Board of Directors of Frontier for senior management of Frontier or the Bank, which shall in no event be less than four weeks per annum.

           (b) The Executive shall not be entitled to receive any additional compensation from Frontier or the Bank on account of his failure to take a vacation; nor shall he be entitled to accumulate unused vacation from one fiscal year to the next except to the extent authorized by the Board of Directors of Frontier.

           (c) In addition to the aforesaid paid vacations, the Executive shall be entitled, without loss of pay, to absent himself voluntarily from the performance of his employment with Frontier or the Bank for such additional periods of time and for such valid and legitimate reasons as the Board of Directors of Frontier in its discretion may determine. Further, the Board may grant to the Executive a leave or leaves of absence with or without pay at such time or times and upon such terms and conditions as the Board in its discretion may determine.

           (d) In addition, the Executive shall be entitled to an annual sick leave as established by the Board of Directors of Frontier or the Bank but in no event in an amount less than that provided for pursuant to the policy currently in effect as of the date of this Agreement. In the event any sick leave time shall not have been used during any year, such leave shall accrue to subsequent years only to the extent authorized by the Board.

           (e) Upon termination of employment, the Executive shall be entitled to receive additional compensation from Frontier or the Bank for unused sick leave or vacation time only to the extent provided under the general policies of Frontier or the Bank.

      7.  Benefits Payable Upon Disability.
          --------------------------------

           (a) Primary Disability Benefits.  In the event of the Disability (as
               ---------------------------
 hereinafter defined) of the Executive, Frontier shall continue, or cause Bank, to pay the Executive the monthly compensation provided in paragraph 4 hereof during the period of his disability provided, however, that in the event the Executive is disabled for a continuous period exceeding eighteen (18) calendar months, Frontier may, at its election, terminate the Agreement, in which event the Executive shall be entitled to receive the benefits described in paragraph 7(b).

           (b) As used in this Agreement, the term "disability" shall mean the complete inability of the Executive to perform his duties under this Agreement as determined by an independent physician selected with the approval of Frontier and the Executive.

           (c) Secondary Disability Benefits.  In the event that Frontier elects
               -----------------------------
 to terminate this Agreement pursuant to Section 7(a), then in lieu of any other benefits the Executive would have been entitled to hereunder, Frontier shall pay, or cause Bank to pay, to the Executive a monthly disability benefit equal to seventy (70) percent of his monthly salary at the time he became disabled. Payment of such disability benefit shall commence on the last day of the month following the month for which the final payment under paragraph 7(a) was made and cease with the earlier of (i) the payment for the month in which the Executive dies or (ii) the payment for the month preceding the month in which the Executive attains age 65.

           (d) Disability Benefit Offset.  Any amounts payable under paragraph
               -------------------------
 7(a) or 7(b) shall be reduced by any amounts paid to the Executive under any other disability program maintained by Frontier in which the Executive participates; however, such payments shall not be reduced by the amount of any payments pursuant to social security and workmen's compensation.

           (e) Service During Disability.  During the period the Executive is
               -------------------------
 entitled to receive payments under paragraphs 7(a) and (b), the Executive shall, to the extent that he is physically and mentally able to do so, furnish information and assistance to the Bank and Frontier.

      8.  Grant of Stock Options.  Upon the effective date of this Agreement,
          ----------------------
 the Executive shall be granted 50,000 options to purchase Frontier Class A Common Stock (at $10.00 per share which is deemed the fair market value on such date) under the Frontier Nonqualified Stock Plan ("Stock Plan") or any similar plan then maintained by Frontier. Such options shall be issued in accordance with the terms of the Stock Plan and shall be exercisable over a ten-year period as provided under the Stock Plan, but in any event, such options shall be fully exercisable no later than the date of the Executive's retirement. Following the Executive's retirement, such options shall remain exercisable for a period equal to the greater of (a) ninety (90) days from the date of the

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 Executive's retirement or (b) the period specified by the Stock Option
 Committee of the Board of Directors of Frontier.

      9.  Payments to the Executive Upon Termination of Employment.
          --------------------------------------------------------

           (a) Event of Termination.  Upon the occurrence of an  Event of
               --------------------
 Termination (as hereinafter defined) during the period of the Executive's employment under this Agreement, the provisions of this paragraph 9 shall apply. As used in this Agreement, an "Event of Termination" shall mean the termination of the Executive's employment hereunder for any reason other than "cause" or retirement at or after the normal retirement age under any qualified retirement plan(s) maintained by Frontier or termination pursuant to Paragraph
 7. A termination for "cause" shall include termination because of the Executive's personal dishonesty, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach or any provision of this Agreement. In the event of termination for cause the Executive shall have no right to receive compensation or other benefits for any period after such termination; provided, however, that, the Executive shall be entitled to receive all vested benefits as of the date of such termination.

           (b) Event of Termination.  Upon the occurrence of an Event of
               --------------------
 Termination, Frontier shall pay, or cause Bank to pay, to the Executive monthly, or in the event of his subsequent death, to his designated beneficiary or beneficiaries, or to his estate, as the case may be, as severance pay or liquidated damages, or both, during the period below described a sum equal to the highest monthly rate of salary paid to the Executive at any time under this Agreement. Such payments shall commence on the last day of the month following the date of said Event of Termination and shall continue until the date this Agreement would have expired but for said occurrence, with such occurrence being viewed as a determination by Frontier not to extend the Agreement as provided for in paragraph 3.

           (c) Event of Termination After Change of Control.  If, after a
               --------------------------------------------
 "Change of Control" (as hereinafter defined) of Frontier or the Bank, any of the parties hereto (including Executive), or their successors or assigns, shall terminate the employment of the Executive during the period of employment under this Agreement for any reason other than "cause," as defined in paragraph 9(a), retirement at or after the normal retirement age under any tax-qualified retirement plan(s) maintained by Frontier, termination pursuant to paragraph 7, or nonrenewal, or otherwise change the present capacity or circumstances in which the Executive is employed as set forth in paragraphs 1 or 2 of this Agreement or cause a reduction in the Executive's responsibilities or authority or compensation or other benefits provided under this Agreement without the Executive's written consent, then the Executive, or his beneficiaries, dependents and estate, as the case may be, shall be entitled to the following:

           The Executive shall receive, in addition to any amount payable under
 Section 9(b), a sum equal to the total amount of the present value of 2.99 times the average annual compensation payable under this Agreement and

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

 includible by the Executive in gross income for the most recent five taxable years ending before the date on which the ownership or control of Frontier or the Bank changed. Such amount shall be payable to the Executive over the three (3) years following the occurrence of an Event of Termination under this paragraph 9(c) in the same manner that his salary was previously paid.

           During the period in which Executive is being paid under paragraph 9(c), the Executive, his dependents, beneficiaries and estate shall continue to be covered under all employee benefit plans of the Bank or Frontier, including, without limitation, any Frontier tax-qualified retirement plans, as if the Executive was still employed during such period under this Agreement.

           If and to the extent that benefits or service credit for benefits provided by paragraph 9(c)(ii) shall not be payable or provided under any such plans to the Executive, his dependents, beneficiaries and estate, by reason of his no longer being an employee of Frontier or the Bank, as a result of termination of employment, Frontier shall itself pay or provide for payment of such benefits and service credit for benefits to the Executive, his dependents, beneficiaries and estate. Any such payment relating to retirement shall commence on a date selected by the Executive which must be a date on which payments under any Frontier tax-qualified retirement plan(s) may commence.

           The Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise nor shall any amounts received from other employment or otherwise by the Executive offset in any manner the obligations of Frontier hereunder.

           (d) Change of Control.  Paragraph 9(c) shall become operative upon
               -----------------
 the occurrence of a Change of Control of Frontier or the Bank. For purposes of this Agreement, "Change of Control" means the sale of substantially all of the assets of Frontier or the Bank, or the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Act")), or of record, of securities of Frontier or the Bank representing twenty-five percent (25%) or more in the aggregate voting power of Frontier's or the Bank's then-outstanding Common Stock by any "person" (within the meaning of Sections 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert, other than (i) Frontier or its subsidiaries and/or (ii) any tax-qualified employee stock ownership plan of Frontier or its subsidiaries, including a trust established pursuant to any such plan; provided, that a Change of Control will not result from (A) a transfer of voting securities of Frontier or the Bank by a person who is the beneficial owner, directly or indirectly, of twenty-five percent (25%) or more of the voting securities of Frontier or the Bank (a "25 Percent Owner") to (i) a member of such 25 Percent Owner's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which the 25 Percent Owner or a member (or members) of his immediate family (within the meaning of Rule 16a-1(e) of the Act) is the beneficiary; (iii) any trust as to which the 25 Percent Owner is the settlor with sole power to revoke; (iv) any entity over which such 25 Percent Owner has the power, directly or in directly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (v) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code which is funded by the 25

 Percent Owner; or (B) the acquisition of voting securities of Frontier or the Bank, by either (i) a person who was a 25 Percent Owner on the effective date of the Agreement or (ii) a person, trust or other entity described in the foregoing clauses (A)(i)-(v) of this subsection; or (C) the spin-off or other distribution by Frontier to its shareholders of the capital stock or assets of Frontier or the Bank.

           (e) Suspension and Special Regulatory Rules.
               ---------------------------------------

           If the Executive is suspended and/or temporarily prohibited from participating in the conduct of Frontier's or the Bank's affairs by a notice served under section 8(e)(3) or section (g)(1) of the Federal Deposit Insurance Act ("FDI Act"), the Bank's obligations under this Agreement shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank shall (i) pay the Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate in whole or in part any of its obligations which were suspended.

           If the Executive is removed and/or permanently prohibited from participating in the conduct of Frontier's or the Bank's affairs by an order issued under section 8(e)(4) or section (g)(1) of the FDI Act, all obligations Frontier under this Agreement shall terminate as of the effective date of the order; however, no vested rights of the Executive shall be affected by such termination.

           If Frontier or the Bank is in default (as defined in section 3(x)(1) of the FDI Act), all obligations under this Agreement shall terminate as of the date of default; however, no vested rights of the Executive shall be affected by such termination.

           All obligations under this Agreement shall be terminated, except to the extent that it may be determined that continuation of this Agreement is necessary for the continued operation of the Bank, (1) by the Federal Reserve System ("Fed") at the time the Federal Deposit Insurance Corporation ("FDIC") enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in Section 13(c) of the FDI Act; or (2) the Fed at any time the Fed approves a supervisory merger to resolve problems related to the operation of Frontier or when Frontier is determined by the Fed to be in an unsafe or unsound condition. No vested rights of the Executive shall be affected by such action.

           (f) Termination of Employment of, or by, the Executive.  The Board of
               --------------------------------------------------
 Directors of Frontier may terminate the employment of the Executive at any time; in the event of such termination, the provisions of this paragraph 9 shall fully apply. The Executive may terminate his service under this Agreement at any time upon three (3) months written notice to Frontier. In the event of the Executive's voluntary termination of employment under this paragraph 9(f), the provisions of paragraph 9(a)-(e) shall not apply and the Executive shall be entitled to receive his salary, bonus, and other employee benefits through his date of termination and such termination shall be without prejudice to any other benefits as to which the Executive is vested. For a period of two (2) years after voluntary termination as stated in this paragraph, Executive will not, directly or indirectly, individually or in combination with any other person, (i) enter into the employ of or render any service to or act in concert with any person, partnership, corporation, or other entity engaged in any business similar to that of Frontier or its subsidiaries wholly or partly within a twenty-five (25) mile radius of any office of Frontier or any of its subsidiaries; (ii) become interested in any of the businesses described in (i) as a proprietor, partner, shareholder, director, officer, principal, agent, employee, consultant, or in any other relationship or capacity (nothing contained in this sentence shall prohibit Executive from maintaining a stock interest in any company listed on the New York or American stock exchanges or whose shares are quoted on NASDAQ; or (iii) entice or induce any employee of Frontier or its subsidiaries to leave the employ of Frontier or its subsidiaries or to work with Executive or with any person or entity with whom Executive is or becomes associated.

      10.  Source of Payments; Frontier Guarantee.  Except as to any payments
           --------------------------------------
 made pursuant to paragraph 9(c), all payments to the Executive under the terms of any provision of this Agreement shall be paid in cash from the general funds of Frontier or the Bank, and no special or separate fund shall be established and no other segregation of assets shall be made to assure payment. The Executive shall have no right, title, or interest whatever in or to any investments which Frontier may make to aid the Bank in meeting its obligations hereunder. Any obligation of the Bank to make any payments or provide any benefits under this Agreement shall, in all events and without limitation, be guaranteed by Frontier and its successors and assigns and such guarantee shall inure to the benefit of the Executive and his successors and assigns.

      11.  Confidential Information.  The Executive shall not, to the detriment
           ------------------------
 of Frontier or the Bank, knowingly disclose or reveal to any authorized person any confidential information relating to Frontier or the Bank, their subsidiaries or affiliates, or to any of the businesses operated by them, and the Executive confirms that such information constitutes the exclusive property of Frontier. The Executive shall not otherwise knowingly act or conduct himself (i) to the material detriment of Frontier, or (ii) in a manner which is inimical or contrary to the interests thereof.

      12.  Federal Income Tax Withholding.  The Bank or Frontier may withhold
           ------------------------------
 from any benefits payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

      13.  Effect of Prior Agreements.  This Agreement contains the entire
           --------------------------
 understanding between the parties hereto and supersedes any prior employment agreement between the Bank or any predecessor of the Bank and the Executive.

      14.  Payment of Legal Expenses.  The Bank shall pay all legal fees and
           -------------------------
 expenses (as such fees and expenses are incurred) which the Executive may incur as a result of any action ultimately found in favor of the Executive contesting the validity or enforceability of this Agreement, and the Executive shall be entitled to receive interest thereon for the period of any delay in payment from the date such payment was due at the rate determined by adding two hundred basis points to the six month Treasury Bill rate.

      15.  Consolidation, Merger, or Sale of Assets.  Nothing in this Agreement
           ----------------------------------------
 shall preclude Frontier from (i) consolidating or merging into or with, or causing the Bank from consolidating or merging into or with or (ii) transferring all or substantially all of its assets or the assets of the Bank to, another corporation which assumes this Agreement and all obligations and undertakings of the Frontier and the Bank hereunder.

      16.  General Provisions.
           ------------------

           (a) Nonassignability.  Neither this Agreement nor any right or
               ----------------
 interest hereunder shall be assignable by the Executive, his beneficiaries, or legal representatives without the Employers' prior written consent; provided, however, that nothing in this paragraph 16(a) shall preclude (i) the Executive from designating a beneficiary to receive any benefits payable hereunder upon his death, or (ii) the Executors, administrators, or other legal representatives of the Executive or his estate from assigning any rights hereunder to the person or persons entitled thereto.

           (b) No Attachment.  Except as required by law, no right to receive
               -------------
 payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation or to execution, attachment, levy, or similar process of assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

           (c) Binding Agreement.  This Agreement shall be binding upon, and
               -----------------
 inure to the benefit of, the Executive, the Bank, and Frontier, and their respective permitted successors and assigns.

           (d) Acknowledgment.  Executive acknowledges that a similar employment
               --------------
 agreement in being executed with Steven R. Townson. Executive acknowledges that Mr. Townson's salary shall be 5% less than Executive's and all other benefits shall be the same.

      17.  Modification and Waiver.
           -----------------------

           (a) Amendment of Agreement.  This Agreement may not be modified or
               ----------------------
 amended except by an instrument in writing signed by the parties hereto.

           (b) Waiver.  No term or condition of this Agreement shall be deemed
               ------
 to have been waived, nor shall there be an estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than the specifically waived.

           (c) Severability.  If, for any reason, any provision of this
               ------------
 Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

      18.  Headings.  The headings of paragraph herein are included solely for
           --------
 convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

      19.  Applicable Law.  This Agreement has been executed and delivered in
           --------------
 the State of Alabama, and its validity, interpretation, performance, and enforcement shall be governed the laws of said State, except to the extent Federal law is governing. Any payment to the Executive hereunder shall be subject to and conditioned upon compliance with 12 U.S.C. (S)1828(k) and any regulations promulgated thereunder.

      20.  Arbitration.  In the event the Executive has a dispute regarding the
           -----------
 operations of Frontier with other executives with similar employment contracts, the parties shall in good faith attempt to resolve any such dispute promptly by negotiation between the executives and members of the Board of Directors. Any such executive may give the other executive written notice of any dispute not resolved in the normal course of business. Within fifteen (15) days after delivery of the notice, the receiving executive shall submit to the other executive a written response. The notice and the response shall include
 (a) a statement of each executive's position and a summary of the arguments supporting that position, and (b) the name of one board member who will represent that executive and of any other person who will accompany the executive. Within thirty (30) days after delivery of the disputing executive's notice, the executives and their representatives shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one executive to the other will be honored. If the matter has not been resolved within sixty (60) days of the disputing executive's notice, or if the executives fail to meet within thirty (30) days, either executive may request that the full Board of Directors meet to resolve the dispute.

      IN WITNESS WHEREOF, Frontier has caused this Agreement to be executed by its officer thereunto duly authorized, and the Executive has signed this Agreement, all as of the day and year first above written.

                                     FRONTIER NATIONAL CORPORATION


                                     By: ___________________________________


                                     _______________________________________
                                     Harry I. Brown, Jr.